Summary of Significant Accounting Policies (Policies)	12 Months Ended
Mar. 31, 2019
Accounting Policies [Abstract]
Basis of Presentation and Principles of Consolidation

Basis of Presentation and Principles of Consolidation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The consolidated financial statements include the financial statements of Wah Fu, its subsidiaries and its subsidiary's VIE. All inter-company balances and transactions have been eliminated upon consolidation.

Company	Date of establishment	Place of establishment	Percentage of legal ownership by Wah Fu	Principal activities
Subsidiaries:
Wah Fu Holding	May 19, 2016	Hong Kong, PRC	100%	Holding Company
Distance Learning	December 23, 1999	Mainland, PRC	100%	Provider of online education services and technological development and operation services
Shanghai Xin Fu	July 20, 2015	Mainland, PRC	100%	Inactive
Shanghai Xia Shu	April 29, 2016	Mainland, PRC	100%	Inactive
Hunan Huafu	June 15, 2015	Mainland, PRC	75%	Provider of online education services
Nanjing Suyun	March 8, 2017	Mainland, PRC	70%	Provider of online education services
Huaxia MOOC	March 15, 2017	Mainland, PRC	51%	Provider of online education services
Guizhou Huafu	April 25, 2017	Mainland, PRC	51%	Provider of online education services
Fuzhou Huafu	May 21, 2018	Mainland, PRC	65%	Provider of online education services
Liaoning Huafu	June 26, 2018	Mainland, PRC	70%	Provider of online education services
Huafu Silu	September 18, 2018	Mainland, PRC	51%	Provider of online education services
Variable interest entity
Digital Information	September 14, 2000	Mainland, PRC	Nil	Provider of technological development and operation service and holder of Internet Content Provider ("ICP") License

Consolidation of Variable Interest Entities

Consolidation of Variable Interest Entities

In accordance with accounting standards regarding consolidation of variable interest entities, VIEs are generally entities that lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders lack adequate decision making ability. The VIE with which the Company is involved must be evaluated to determine the primary beneficiary of the risks and rewards of the VIE. The primary beneficiary is required to consolidate the VIE for financial reporting purposes. We have determined that Distance Learning is the primary beneficiary of Digital Information's risks and rewards.

The following tables set forth the assets, liabilities, results of operations and changes in cash of the VIE, Digital Information, which were included in the Company's consolidated balance sheets, statements of comprehensive income and cash flows:

	As of March 31, 2019	As of March 31, 2018
Current assets	$84,730	$278,168
Non-current assets	600,994	628,489
Total assets	685,724	906,657
Current liabilities	182,534	171,735
Intercompany payables*	2,326,076	2,691,073
Total liabilities	2,508,610	2,862,808
Net assets	$(1,822,886)	$(1,956,151)

*	Intercompany payables are eliminated upon consolidation.

	For the Years Ended
	March 31, 2019	March 31, 2018	March 31, 2017
Revenue*	$1,585,677	$822,349	$925,643
Net income (loss)	$(36,887)	$(380,018)	$(294,905)

*	Intercompany sales are eliminated upon consolidation.

	For the Years Ended
	March 31, 2019	March 31, 2018	March 31, 2017
Net cash provided by operating activities*	$51,611	$6,812	$266,876
Net cash used in investing activities	(14,017)	(7,384)	(283,172)
Effect of exchange rate fluctuation on cash	(1,039)	1,458	(1,761)
Net increase (decrease) in cash	$36,555	$886	$(18,057)

*	Intercompany operating activities are eliminated upon consolidation.

Non-controlling Interests

Non-controlling Interests

U.S. GAAP requires that non-controlling interests in subsidiaries and affiliates be reported in the equity section of a company's balance sheet. In addition, the amounts attributable to the net income of those subsidiaries are reported separately in the consolidated statements of income and comprehensive income.

Uses of estimates

Uses of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during each reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company's consolidated financial statements include the allowances for doubtful accounts, estimated useful lives and fair value in connection with the impairment of property and equipment. Actual results could differ from these estimates.

Cash

Cash

The Company considers all highly liquid investment instruments with an original maturity of three months or less from the date of purchase to be cash equivalents. As of March 31, 2019 and 2018, the Company had no cash equivalents. The Company maintains cash and cash equivalents with various financial institutions mainly in the PRC. Balances in banks in the PRC are uninsured.

Accounts receivable, net

Accounts receivable, net

Accounts receivable are recognized and carried at original invoiced amount less an estimated allowance for uncollectible accounts. The Company usually grants credit to customers with good credit standing with a maximum of 90 days. As China's online education market is intensely competitive in recent years, in order to retain existing and attract new universities, educational institutions and technological service customers to capture additional market share, the Company extends more credit sales with longer credit terms to certain customers which have a well-established business relationship with the Company for more than five years, such as the B2B2C customers, Jiangxi University of Finance and Economics, Jiangxi University of Science and Technology, Xinyu University, Nanchang University and the technological service customer, Shanghai World Publishing.

As of March 31, 2019 and March 31, 2018, the accounts receivable derived from the B2B2C services were $0.52 million and $1.30 million respectively, and the accounts receivable derived from technological development and operation services were $1.26 million and $0.74 million respectively. There were no accounts receivable derived from the B2C services. As of March 31, 2019 and March 31, 2018, $1.24 million and $1.35 million, respectively, of accounts receivable were due from customers accounting for 10% or more of total outstanding receivables and/or 10% or more of total revenues.

The Company determines the adequacy of reserves for doubtful accounts based on individual account analysis and historical collections. The Company establishes a provision for doubtful receivables when there is objective evidence that the Company may not be able to collect amounts due. The allowance is based on management's best estimates of specific losses on individual exposures, as well as a provision on historical trends of collections. The provision is recorded against accounts receivable balances, with a corresponding charge recorded in the consolidated statements of income and comprehensive income. Actual amounts received may differ from management's estimate of credit worthiness and the economic environment. Delinquent account balances are written-off against the allowance for doubtful accounts after management has determined that the likelihood of collection is not probable. As of March 31, 2019 and 2018, the allowances for doubtful accounts were $610,816 and $274,754, respectively.

As of March 31, 2019 and 2018, accounts receivable aging more than 3 months and less than 12 months were $1,069,340 and $749,160 respectively, accounts receivable aging more than 12 months were $413,429 and $447,386, respectively.

Loans to third parties

Loans to third parties

Loans to third parties are cash advances mainly used for short-term funding to unrelated companies with which the Company has business relationships. to maintain and develop a good business relationship with these unrelated companies and also earn interest income with relatively low risk, the Company provided loans to them when they had temporary working capital needs. The interest rate of these loans was 6% per annum. Loans to third parties are reviewed periodically as to whether their carrying values remain realizable.

Property and equipment, net

Property and equipment, net

Property and equipment is stated at cost, less accumulated depreciation and amortization. Depreciation and amortization is provided on a straight-line basis, less estimated residual value, over an asset's estimated useful life. Following are the estimated useful lives of the Company's property and equipment:

Estimated useful lives
Buildings	20 years
Electronic equipment	4 - 5 years
Office equipment and furniture	4 - 5 years
Motor vehicles	4 - 5 years
Software	5 years
Leasehold improvements	The shorter of the lease term and useful life

Repair and maintenance costs are charged to expense as incurred, whereas the cost of renewals and betterment that extends the useful lives of property and equipment are capitalized as additions to the related assets. Retirements, sales and disposals of assets are recorded by removing the cost and accumulated depreciation from the asset and accumulated depreciation accounts with any resulting gain or loss reflected in the consolidated statements of income and comprehensive income in other income or expenses.

Capitalized software development costs

Capitalized software development costs

The Company capitalizes the costs incurred during the application development stage, which include direct costs mainly consisting of payroll and payroll related taxes and benefits. Costs incurred in the preliminary stages of development are expensed as incurred. Once an application has reached the development stage, internal and external costs, if direct and incremental, are capitalized until the software is substantially complete and ready for its intended use. Capitalization ceases upon the completion of all substantial testing. The Company also capitalizes costs related to specific upgrades and enhancements when it is probable that the expenditures will result in additional features and functionality. Maintenance costs are expensed as incurred. Internal use software is amortized on a straight-line basis over its estimated useful life, generally five years.

Impairment of long-lived assets

Impairment of long-lived assets

The Company assesses its long-lived assets such as property and equipment for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Factors which may indicate potential impairment include a significant underperformance related to the historical or projected future operating results or a significant negative industry or economic trend. Recoverability of these assets is measured by comparison of their carrying amounts to future undiscounted cash flows the assets are expected to generate. If property and equipment and certain identifiable intangibles are considered to be impaired, the impairment to be recognized equals the amount by which the carrying value of the assets exceeds their fair value. The Company did not record any impairment loss on its long-lived assets during the years ended March 31, 2019, 2018 and 2017.

Investments in unconsolidated entities

Investments in unconsolidated entities

The Company's investments in unconsolidated entities consist of equity method investments and equity investments without readily determinable fair value.

Prior to adopting ASC Topic 321, Investments Equity Securities ("ASC 321") on April 1, 2018, the Company carried at cost its investments in investees that do not have readily determinable fair value and over which the Company does not have significant influence, in accordance with ASC Subtopic 325-20, "Investments-Other: Cost Method Investments." Upon the adoption of ASC 321, the Company elected to use the measurement alternative to measure those investments at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any. There was no effect on the Company's consolidated financial statements subsequent to the adoption of ASC 321.

For an investee over which the Company has the ability to exercise significant influence, but does not own a controlling interest, the Company accounted for that investment using the equity method. Significant influence is generally considered to exist when the Company has an ownership interest in the voting stock of the investee between 20% and 50%. Other factors, such as representation on the investee's board of directors, voting rights and the impact of commercial arrangements, are also considered in determining whether the equity method of accounting is appropriate.

An impairment charge is recorded if the carrying amount of the investment exceeds its fair value and this condition is determined to be other-than temporary. The Company recorded impairment loss of $76,425, Nil and Nil on its equity method investments during the years ended March 31, 2019, 2018 and 2017.

Revenue recognition

Revenue recognition

The Company previously recognized revenue when the following four criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the service has been rendered, (iii) the fees are fixed or determinable, and (iv) collectability is reasonably assured.

Beginning April 1, 2018, the Company adopted Accounting Standards Update ("ASU") 2014-09 Revenue from Contracts with Customers (FASB ASC Topic 606) ("ASC 606") using the modified retrospective method under which cumulative effects are recognized at the date of the initial application of ASC 606. With the adoption of ASC 606, revenue is recognized when all of the following five steps are met: (i) identify the contract(s) with the customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations; (v) recognize revenue when (or as) each performance obligation is satisfied. The Company believes that its current revenue recognition policies are generally consistent with the new revenue recognition standards set forth in ASC 606. Based on the Company's assessment, potential adjustments to input measures are not expected to be pervasive to the majority of its contracts. As such, the Company has concluded that the adoption of this new guidance will not result in a material cumulative catch-up adjustment to the opening balance sheet or retained earnings at the effective date or any other material impact on its consolidated financial statements.

Online education service

The online education services provided by the Company to its customers are an integrated service, including audio-video course content, mock examinations and online chat rooms during the subscription service period. Audio-video course content, mock examinations and online chat rooms are not practical to be sold on standalone basis and have never been sold separately. Therefore, the Company's contracts have a single performance obligation for an integrated service and the transaction price is stated in the contracts, usually as a price per student or course. Quantity of students enrolled or courses provided is determined before rendering service. The Company typically satisfies its performance obligations in contracts with customers upon render of the services. For examination service, the revenue is recognized at a point in time when customer/student completes the examination on the platform. At this point in time, customer/student is able to direct use of and obtain substantially all of the benefits from the online education platform at the time the services are delivered. Except examination service, all other revenues for the online education service are recognized on a straight line basis over the subscription period from the month in which students enroll in the courses to the month in which the subscriptions expire. The subscription period for a majority of the online education services is six months or less. Customer/student can access to the courses.anytime during the subscription period. The online education services include online education cloud services ("B2B2C"), which are provided through educational institutions to individual students, and online training services ("B2C"), which are provided to students directly. B2C services can be cancelled and is refundable no later than 24 hours after enrollment. B2B2C services cannot be cancelled and is not refundable after enrollment. All estimates are based on the Company's historical experience, complete satisfaction of the performance obligation, and the Company's best judgment at the time the estimates are made. Returns and allowances are not a significant aspect of the revenue recognition process as historically they have been immaterial.

Technological development and operation service

Revenues from technological development service, including information technology system design and cloud platform development, are recognized when the system or platform are delivered and accepted by the customers. , normally within a year. Upon delivery of services, project completion inspection and customer acceptance notice are required as proof of the completion of performance obligations, which is a confirmation of customer to its ability to direct the use of and obtain substantially all of the benefits from, the design and development service. In instances where substantive completion inspection and customer acceptance provisions are specified in contracts, revenues are deferred until all inspection and acceptance criteria have been met.

From time to time, the Company enters into arrangement to provide technological support and maintenance service of online platforms to its customers. the Company's efforts are expended evenly throughout the service period. The revenues for the technological support and maintenance service are recognized over the support and maintenance services period., usually from 3 months to one year. The Company's contracts have a single performance obligation and are primarily on a fixed-price basis. No significant returns, refund and other similar obligations during each reporting period.

The core principle underlying the revenue recognition ASU is that the Company will recognize revenue to represent the transfer of services to customers in an amount that reflects the consideration to which the Company expects to be entitled to in such exchange. This will require the Company to identify contractual performance obligations and determine whether revenue should be recognized at a point in time or over time, based on when services are provided to a customer.

The following table summarizes disaggregated revenue from contracts with customers by timing of revenue recognition:

	For the Year Ended
	March 31, 2019	March 31, 2018	March 31, 2017
Services transferred at a point in time
Revenue from Online Education Services	$126,665	$786,876	$645,362
Revenue from Technological Development and Operation Services	943,686	413,457	234,972
Services transferred over time
Revenue from Online Education Services	4,058,931	4,235,209	4,087,481
Revenue from Technological Development and Operation Services	228,741	532,354	204,873
Total	$5,358,023	$5,967,896	$5,172,688

The Company's accounts receivable consist primarily of receivables related to providing online education services to enrolled students, and contract receivable associated with providing technological development and operation services to education institutions, in which the Company's contracted performance obligations have been satisfied, amount billed and the Company has an unconditional right to payment. Payment terms and conditions vary by contract types. For most of B2B2C contracts and technical development and operation service contracts, payment is due from customers within 30 days of the invoice date, and the contracts do not have significant financing components. The Company's revenue is recognized when control of the promised services is rendered over the service period and the payment from customers is not contingent on a future event, and the Company's right to consideration in exchange for services that the Company has transferred to a customer is only conditioned on the passage of time. Therefore, the Company does not have any contract assets. The Company also does not have significant capitalized commissions or other costs as of March 31, 2019 and 2018.

The Company's contract liability, which is reflected in its consolidated balance sheets as deferred revenue, represents the Company's unsatisfied performance obligations as of March 31, 2019 and 2018. This is primarily composed of revenue for online course tuition received in advance from B2C services and some services in B2B2C such as adult higher education. If a course is provided over a period end, deferred revenue is recorded for the revenue related to the course conducted in the next period. Normally, the deferred revenue is recognized as revenue within 6 months.

The opening and closing balances of the Company's deferred revenue are as follows:

	As of	As of
	March 31, 2019	March 31, 2018

Beginning balance	$341,436	$322,330
Ending balance	620,332	341,436
Increase	$278,896	$19,106

The amounts of revenue recognized in the year ended March 31, 2019 and 2018 that were included in the opening deferred revenue were $341,436 and $322,330. The balance of deferred revenue increased from $341,436 as of March 31, 2018 to $620,332 as of March 31, 2019 due to the increased receipt of online course tuition in fiscal 2019. Such revenue consists primarily of revenues from online education services.

Income taxes

Income taxes

The Company accounts for income taxes under ASC 740. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The provisions of ASC 740-10-25, "Accounting for Uncertainty in Income Taxes," prescribe a more-likely-than-not threshold for consolidated financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This interpretation also provides guidance on the recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, and related disclosures. The Company does not believe that there was any uncertain tax position at March 31, 2019 and 2018.

Value added tax ("VAT")

Value added tax ("VAT")

Sales revenue derived from the invoiced online education service, and technological development and operation service is subject to VAT since 2014. Prior to that, the Company was subject to a fixed rate of business tax of 3%. The applicable VAT rates are 6% and 3% for the entities that are general taxpayer and small-scale taxpayer, respectively. Distance Learning and Digital Information are both considered VAT general taxpayers since June 2015. Hunan Huafu became to a VAT general taxpayer since August 2018. Shanghai Xia Shu, Shanghai Xin Fu, Nanjing Suyun, Guizhou Huafu, Fuzhou Huafu , Liaoning Huafu and Hufu Silu are VAT small-scale taxpayers since the date of incorporation.

Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. Net VAT balance between input VAT and output VAT is recorded in the line item of taxes payable on the consolidated balance sheets. All of the VAT returns of the Company have been and remain subject to examination by the tax authorities for five years from the date of filing.

Foreign currency translation

Foreign currency translation

Since the Company operates in the PRC, the Company's functional currency is the Chinese RMB. The Company's consolidated financial statements have been translated into the reporting currency, the United States Dollar ("USD"). Assets and liabilities of the Company are translated at the exchange rate at each reporting period end date. Equity is translated at historical rates. Income and expense accounts are translated at the average rate of exchange during the reporting period. The resulting translation adjustments are reported under other comprehensive income (loss). Gains and losses resulting from the translations of foreign currency transactions and balances are reflected in the result of operations. RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.

Earnings (loss) per share

Earnings (loss) per share

The Company computes earnings per share ("EPS") in accordance with ASC 260, "Earnings per Share" ("ASC 260"). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Comprehensive income (loss)

Comprehensive income (loss)

Comprehensive income (loss) consists of two components, net income and other comprehensive income (loss). The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to USD is reported in other comprehensive income (loss) in the consolidated statements of operations and comprehensive income (loss).

Fair value of financial instruments

Fair value of financial instruments

The Company follows the provisions of FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"). ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1 - Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2 - Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3 - Inputs are unobservable inputs which reflect the reporting entity's own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, accounts receivable, other receivables, loans to third parties, other current assets, deferred revenue, taxes payable, accrued and other liabilities approximate their fair value based on the short-term maturity of these instruments.

Risks and uncertainties

Risks and uncertainties

The operations of the Company are located in the PRC. Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy. The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among other factors, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political, regulatory and social conditions in the PRC, and by changes in governmental policies or interpretations with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things. Although the Company has not experienced losses from these situations and believes that it is in compliance with existing laws and regulations, this may not be indicative of future results.

Concentrations and credit risk

Concentrations and credit risk

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash. As of March 31, 2019 and 2018, $3,921,925 and $4,718,261 of the Company's cash were on deposits at financial institutions in China where there currently is no rule or regulation requiring such financial institutions to maintain insurance to cover bank deposits in the event of bank failure. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

Accounts receivable are typically unsecured and derived from revenue earned from customers, thereby exposed to credit risk. The risk is mitigated by the Company's assessment of its customers' creditworthiness and its ongoing monitoring of outstanding balances.

Customer and supplier concentration risk

The Company's revenues are derived from enrolled students or institutions that are located primarily in China. For the year ended March 31, 2019, two customers accounted for approximately 16% and 13% of the Company's total revenue, respectively. For the year ended March 31, 2018, one institutional customer from online education service segment accounted for approximately 10% of the Company's total revenue. For the year ended March 31, 2017, one institutional customer from online education service segment accounted for approximately 13% of the Company's total revenue.

As of March 31, 2019, one institutional customer accounted for 70% of the total outstanding accounts receivable balance. As of March 31, 2018, five institutional customers accounted for 21%, 12%, 12%, 11% and 10% of the total outstanding accounts receivable balance, respectively.

For the years ended March 31, 2019 and 2018, no suppliers accounted for more than 10% of total purchases. For the year ended March 31, 2017, the Company made approximately 41% of total purchases from one major supplier. As of March 31, 2019 and 2018, no suppliers accounted for more than 10% of total advance payments outstanding.

A loss of either of these customers or suppliers could adversely affect the operating results or cash flows of the Company.

Statements of cash flows

Statements of cash flows

In accordance with FASB ASC Topic 230, "Statement of Cash Flows," cash flows from the Company are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the Company's statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Reclassification	Reclassification Certain prior year amounts have been reclassified to conform to the current period presentation. These reclassifications have no effect on the results of operations and cash flows.
Recent accounting pronouncements

Recent accounting pronouncements

In July 2017, the FASB issued ASU 2017-11, "Earnings Per Share (Topic 260)", Distinguishing Liabilities from Equity (Topic 480), Derivatives and Hedging (Topic 815). The amendments in Part I of this Update change the classification analysis of certain equity-linked financial instruments (or embedded features) with down round features. When determining whether certain financial instruments should be classified as liabilities or equity instruments, a down round feature no longer precludes equity classification when assessing whether the instrument is indexed to an entity's own stock. The amendments also clarify existing disclosure requirements for equity-classified instruments. The amendments in Part II of this Update recharacterize the indefinite deferral of certain provisions of Topic 480 that now are presented as pending content in the Codification, to a scope exception. Those amendments do not have an accounting effect. For public business entities, the amendments in Part I of this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. The Company expects that the adoption of this ASU would not have a material impact on its financial statements.

In February 2018, the FASB issued ASU 2018-02, "Income Statement—Reporting Comprehensive Income (Topic 220)". The amendments in this update allow a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act. Consequently, the amendments eliminate the stranded tax effects resulting from the Tax Cuts and Jobs Act and will improve the usefulness of information reported to financial statement users. However, because the amendments only relate to the reclassification of the income tax effects of the Tax Cuts and Jobs Act, the underlying guidance that requires that the effect of a change in tax laws or rates be included in income from continuing operations is not affected. The amendments in this update also require certain disclosures about stranded tax effects. The guidance is effective for fiscal years beginning after December 15, 2018 with early adoption permitted, including interim periods within those years. The Company does not expect that the adoption of this ASU will have a material impact on its consolidated financial statements.

In July 2018, the FASB issued ASU No. 2018-10, "Codification Improvements to Topic 842, Leases," which clarifies how to apply certain aspects of the new leases standard. This ASU addresses the rate implicit in the lease, impairment of the net investment in the lease, lessee reassessment of lease classification, lessor reassessment of lease term and purchase options, variable payments that depend on an index or rate and certain transition adjustments. This ASU has the same effective date and transition requirements as the new leases standard, which is effective for annual periods beginning after December 15, 2018. The Company does not expect that the adoption of this ASU will have a material impact on its consolidated financial statements.

In July 2018, the FASB issued ASU No. 2018-11, "Leases (Topic 842): Targeted Improvements" which provides a new transition method and a practical expedient for separating components of a contract. This ASU is intended to reduce costs and ease the implementation of the new leasing standard for financial statement preparers. The effective date and transition requirements for the amendments related to separating components of a contract are the same as the effective date and transition requirements set forth in ASU 2016-02. The Company does not expect that the adoption of this ASU will have a material impact on its consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, "Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement," to improve the effectiveness of disclosures in the notes to financial statements related to recurring or nonrecurring fair value measurements by removing amounts and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, policies for timing of transfers between different levels for fair value measurements, and the valuation processes for Level 3 fair value measurements. The new standard requires disclosure of the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements. The amendments in this update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company does not expect that the adoption of this ASU will have a material impact on its consolidated financial statements.

The Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the consolidated financial position, statements of operations and cash flows.